UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

December 13, 2010

Date of Report (Date of earliest event reported)

ANTIGENICS INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-29089	06-1562417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Forbes Road Lexington, MA	02421
(Address of principal executive offices)	(Zip Code)

781-674-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On December 13, 2010, the Company entered into Subscription Agreements with Investors whereby the Investors will purchase from the Company and the Company will issue and sell to the Investors, 3,199,451 shares of the Company’s common stock, $0.01 par value, for the aggregate purchase price of $2,911,500. Additionally, within 90 calendar days of the date of the Subscription Agreements, the Investors shall have the right and option to purchase up to an additional 639,890 shares of the Company’s common stock, $0.01 par value, for the aggregate purchase price of up to $582,300. The offering and sale of these common shares are being made pursuant to an effective Registration Statement on Form S-3 (Registration No. 333-164481), including a Prospectus Supplement dated December 13, 2010, each filed by the Company with the Securities and Exchange Commission. A Form of Subscription Agreement is filed herewith as Exhibit 10.1, and an opinion and a consent from Choate Hall & Stewart LLP are filed herewith as Exhibits 5.1 and 23.1, respectively.

On December 13, 2010, the Company entered into an agreement (the “Seventh Amendment of Rights Agreement”) with Ingalls & Snyder Value Partners L.P. (“Ingalls”), the majority holder of the Company’s Senior Secured Convertible Notes issued on October 30, 2006 (the “2006 Notes”). The Seventh Amendment of Rights Agreement amended Section 7(a) of the 2006 Notes, as amended, by excluding the issuance of the Company’s common stock in connection with the Subscription Agreements from the definition of a Dilutive Issuance.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 9, 2010, the Board of Directors of Antigenics Inc. approved Amendment Number Four to Antigenics Inc. Directors’ Deferred Compensation Plan (the “Amendment”). These changes were made to comply with Section 409A of the Internal Revenue Code and other recent regulatory changes. A copy of the Amendment is filed herewith as Exhibit 10.2.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The list of exhibits called for by this Item is incorporated by reference to the Exhibit Index filed with this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTIGENICS INC.

Date: December 14, 2010	By:	SHALINI SHARP
Shalini Sharp
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

5.1	Opinion of Choate, Hall & Stewart LLP, dated December 13, 2010

10.1	Form of Subscription Agreement

10.2	Amendment Number Four to Antigenics Inc. Directors’ Deferred Compensation Plan, dated December 9, 2010.

23.1	Consent of Choate, Hall & Stewart LLP (included in Exhibit 5.1)